© 2012 Axesstel, Inc. 5 th Annual LD Micro Conference December 6, 2012 Axesstel, Inc. OTCQB: AXST Exhibit 99.2

© 2012 Axesstel, Inc.

Safe Harbor Statement
This presentation contains forward looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,”
“believes,” “estimates,” “predicts,” “potential,” “continues” or the negative of these terms or other comparable terminology. These risks and other factors include those listed under “Risk Factors” in Axesstel’s filings with the Securities and Exchange
Commission. Although we believe that the expectations reflected in the forward-
looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. You should not place undue reliance on any forward-looking statements that reflect our management’s view only as of the date of this presentation. We will not update any forward-looking statements to reflect events or circumstances that occur after the date on which such statement is made.

© 2012 Axesstel, Inc. 3 Cord Cutting Pure Play: Voice, Data & Wireless Alerts “Cutting the Cord All Over the World”

© 2012 Axesstel, Inc.
AXST Transformed!

Completed in mid-2011
Cut OpEx from $26M in 2007 to $10M in 2011
Diversified manufacturing to produce lower
cost products & improve gross margins
Wire-line replacement terminals into US
markets (Sprint & Verizon)
450MHz gateway product into Europe featuring
4G data speeds & VoIP application
HSPA gateway devices into MEA
Two year initiative to
restructure the company
Reorganized company
Repositioned ODM
& manufacturing to China
Utilized internal R&D resources
& launched key new products

© 2012 Axesstel, Inc.
Executing on Plan: Q312 Accomplishments

• Restructured $8.2M in past due accounts payable into
short- & long-term debt
• Positioned company to become working capital positive in 2013
• Current interest rates of 6% to 7% per annum vs. 16% to 24%
under prior facility
• Further improves profitability
Expect to achieve consistent quarterly profitability &
year-over-year revenue growth
• Reported five consecutive profitable quarters
Delivering  consistent
profitability
Significantly improved
Balance sheet
Secured financing facility
at substantially lower
Interest rates

© 2012 Axesstel, Inc.
Product Target Market Applications Details TTM % of Rev.
3G & 4G Gateways Specializes in rural 450
MHz market
Wireless devices bring
high-speed internet into
residential & business
locations
• Based on CDMA 1xEV-
DO Rev A & Rev B, &
HSPA technology
• Key customers include
Net1, Orange & STC
58% of business
Wire-line Replacement
Terminals
Urban & rural
Affordable voice
alternative to landline
networks
• Launched Sprint’s
“Phone Connect”
product in 3Q11 &
shipped >250K units
• Other customers
include Verizon,
Cellcom & C-Spire
38% of business
Fixed Wireless
Phones
Developing countries
Voice & data usage in
homes, businesses &
retail locations
Offered in standard &
enhanced models, in
both traditional  &
cordless models
4% of business
Wireless Alert
Urban & rural
New market for AXST
From basic alert
functions to “All in
One” device combining
voice, data & “smart-
home” applications
Alert device
for North American, Latin
American, Europe & MEA
markets
• Basic Alert device
launching late 2012
• More sophisticated
versions released
throughout 2013
Product Portfolio

axess•tel

Sprint

verizon 3G NETWORK CERTIFIED

net1

STC الاتصالات السعودية

orange™

Competitive Advantages
• Customized products for specific customer needs
• Majority of revenue comes from sole source customers
• Ideal for rural areas
• Low frequency travels farther and lowers network investment to operators
• Expanding from voice & data to include wireless alert products
• Overall growth trend toward wireless solutions & fixed wire-line networks will become less profitable as more people cut the cord
• Regulatory regime moving in favor of wireless with governments removing requirements to offer fixed lines to everyone
Only company focused
exclusively on cord cutting
opportunities
Strong relationships with
current customers
Recognized leader in
CDMA 450MHz telecom
gateway products
• Testing & design process can take three to fifteen months
High barrier to entry
© 2012 Axesstel, Inc.

axess•tel

Population of Internet Users (Millions)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
1.1
1.4
0.5
1.0
0.6
0.7
2.2
9.1
Sweden
Norway
Denmark
Poland
Current Market - Rural Internet Users
Incremental Market - 15% of Urban Internet Users

© 2012 Axesstel, Inc.
Tomorrow’s Opportunities –
Dual Mode Gateway

Expect to launch early 2013
Specialized dual-mode
(GSM & CDMA) gateway
device for Europe market
Additional Addressable Market
(15% of urban population)
Incremental to current devices
• Addressable market increases by 36%
• 2011-2012 annual revenue $25M

© 2012 Axesstel, Inc.
• These products are expected to be “first to market” allowing wireless operators access to home alert market, resulting in additional revenue without further incremental investment
• Expect first shipments into MEA and Latin American markets to begin in Q4’12/Q1’13
• Expect Sprint & Boost Mobile to be first North American sales in Q1’13/Q2’13
• Continued expansion of wire-line replacement roll-out and migration to “all-in” device with 4G data speeds, combining voice, data, wireless alert and “smart-home”
applications
Tomorrow’s Opportunities –
Home Alert Products

Wireless alert device
for North American, Latin American,
Europe and MEA markets

© 2012 Axesstel, Inc.
Home Alert Product Roadmap

Series
Availability
Initial Markets
Features
Applications
AG50 / AX50
Q4 2012
MEA
Latin America
Wireless Alert
Apartments
Cabins
Storage Units
Mobile Homes
AG100 / AX100
Q1 2013
United States
Latin America
Wireless Alert
Smart Home Aps
Homes
Small Offices
AG200 / AX200
Q2 2013
United States
Wireless Alert
Smart Home Aps
Voice Terminal
Homes
Small Offices
AG300 / AX300
Q3 2013
Europe
Wireless Alert
Smart Home Aps
Voice Capable
HSPA+ Data
Homes
Small Offices
AL400
Q4 2013
United States
Wireless Alert
Smart Home Aps
Voice Capable
LTE Data
Homes
Small Offices

© 2012 Axesstel, Inc.
Home Alert Global Market Potential

• $20.64 Billion (2011)
• 9.1% CAGR (2012-2017)
• $34.46 Billion (2017 estimated)
• $0.5 Billion (2% in 2013)
• $1.1 Billion (4% in 2014)
• $1.8 Billion (6% in 2015)
• $2.5 Billion (8% in 2016)
• $3.5 Billion (10% in 2017)
• $3.7 Billion (40% of 2013-2017 carrier total)
• $29.4 Million (2013)
• $64.1 Million (2014)
• $104.9 Million (2015)
• $152.4 Million (2016)
• $207.7 Million (2017)
• Over $550 Million for 5-year span
Global Home Security Market
What if Carriers could obtain 10%
of this market  by 2017
Assume 40% of this market
is from devices
What if Axesstel (being first to market)
captured 15% of the device revenue
each year?

© 2012 Axesstel, Inc. 12
Year Ended
12/31/08
Year Ended
12/31/09
Year Ended
12/31/10
Year Ended
12/31/11
Revenues $  109.6 $   50.8 $    45.4 $    54.1
Gross profits 26.3          8.3          7.5          12.9
Gross margins
24% 16% 17% 24%
Operating expense 23.1 17.1 12.6 10.3
Operating income (loss) 3.2    (8.8)    (5.1)    2.6
Net income (loss) 1.4    (10.1)    (6.3)    1.1
EPS (loss) $    0.06 $ (0.43) $ (0.27) $    0.05
Ave. diluted shares 23.6 23.4 23.6 23.7
Annual Operating Results
$ in millions

© 2012 Axesstel, Inc. 13
3 Months
Ended
09/30/12
3 Months
Ended
09/30/11
9 Months
Ended
09/30/12
9 Months
Ended
09/30/11
Revenues $    16.3 $     17.1 $   43.9 $    37.2
Gross profits 4.5          4.2          11.3          8.6
Gross margins
28% 24% 26% 23%
Operating expense 2.9 2.4 7.5 7.4
Operating income 1.6    1.7    3.8    1.2
Net income* 2.1    1.3    3.5    .1
EPS diluted $    0.08 $    0.05 $   0.13 $    0.00
Ave. diluted shares 26.9 24.4 26.3 23.9
Operating Results
$ in millions
*3Q12 net income positively impacted by one-time note payable discount of $791,000 in connection with restructuring of certain accounts payable.

© 2012 Axesstel, Inc. 14
Balance Sheet Highlights
9/30/12 12/31/11
Cash and cash equivalents $      1.618 $      0.850
Accounts receivable $    11.709 $      8.901
Total assets $    14.887 $    11.497
Accounts payable $      6.199 $    12.466
Note payable $      6.923 $   --
Accrued expenses $      4.604 $      4.563
Bank financings $      4.982 $      6.100
Total liabilities $    22.708 $    23.129
Stockholders’
deficit $ (7.820)    $  (11.631)
Total liabilities & stockholders’ deficit $    14.887
$ 11.497
Working capital $    (2.778) $  (11.804)
$ in millions

© 2012 Axesstel, Inc. 15
Investor Highlights
Reorganization effort
set foundation for growth
Traction in achieving
financial milestones
Recognized product
superiority
Significant operating
leverage to grow EPS
•
Major turnaround completed
•
Outstanding shares of 24.1M largely unchanged since 2008
•
Management has purchased 1M+ shares since May 2011
•
Reduced OPEX from $26M (2007) to $10M (2011)
•
Favorably restructured debt
•
Significantly reduced cost of capital to further improve
profitability
•
Leader in CDMA 450 MHz telecom gateway products
•
Introducing three key products in late 2012/2013:
•
Anticipate consistent, quarterly profitability & year-over-year revenue growth
•
Goal: Surpass previous record annual revenue of $110M
New product portfolio of wireless alert and smart-
home products
New dual mode gateway product
Next generation of wire-line replacement terminals

© 2012 Axesstel, Inc. 16
Target Model
Revenues
$100.0 $200.0
Gross Margins as % of
Revenue
mid- 20% range mid- 20% range
Operating Expenses as % of
Revenue
10%-11% 10%-11%
Operating Income
$10.0+ $20.0+
Target Operating Model
$ in millions
Maximize operating leverage (grow revenue while containing OpEx)
Representative of a target operating model only. These figures to not constitute management’s projection for any future operating period.

© 2012 Axesstel, Inc. 17 Thank You